UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): February 15, 2005


                        ------------------------------


                           LASALLE HOTEL PROPERTIES
            (Exact name of registrant as specified in its charter)


                        ------------------------------


    Maryland                  1-14045             36-4219376
----------------        -----------------     ------------------
(State or other         (Commission File      (IRS Employer
jurisdiction of              Number)          Identification No.)
incorporation or
organization)


                           3 Bethesda Metro Center
                                  Suite 1200
                           Bethesda, Maryland 20814
                   ----------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (301) 941-1500


                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  REGULATION FD DISCLOSURE

      LaSalle Hotel Properties (NYSE: LHO) today announced it will report financial results for the fourth quarter and full year 2004 after the market close on Wednesday, February 23, 2005. The company will conduct its quarterly conference call on February 24, 2005 at 9:00 a.m. ET.

To participate in the conference call, please follow the steps listed below:

      1. Reserve a line for the conference call with Susan Patterson by February 23, at 301-941-1504;

      2. On February 24, 2005, dial (800) 946-0712 approximately ten minutes before the call begins (8:50 a.m. ET)

      3. Tell the operator that you are calling for LaSalle Hotel Properties' Fourth Quarter 2004 Earnings Conference Call;

      4. State your full name and company affiliation and you will be connected to the call.

A live webcast of the Earnings Call will also be available through the Company's website. To access, log on to http://www.lasallehotels.com at least 15 minutes prior to the call. A replay of the conference call will be archived and available online through the Investor Relations section of http://www.lasallehotels.com.


      LaSalle Hotel Properties is a leading multi-tenant, multi-operator real estate investment trust, which owns interests in 21 upscale and luxury full-service hotels, totaling approximately 6,700 guest rooms in 14 markets in 10 states and the District of Columbia. The Company focuses on investing in upscale and luxury full-service hotels located in urban, resort and convention markets. LaSalle Hotel Properties seeks to grow through strategic relationships with premier internationally recognized hotel operating companies including Westin Hotels and Resorts, Sheraton Hotel & Resorts Worldwide, Inc., Crestline Hotels and Resorts, Inc., Outrigger Lodging Services, Noble House Hotels and Resorts, Hyatt Hotels Corporation, Benchmark Hospitality, White Lodging Services Corporation, Sandcastle Resorts & Hotels, Davidson Hotel Company, and the Kimpton Hotel & Restaurant Group, LLC.



      NOTE: The information in this report is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LASALLE HOTEL PROPERTIES



Dated:  February 16, 2005               BY:   /s/ HANS S. WEGER
                                             --------------------------
                                             Hans S. Weger
                                             Executive Vice President,
                                             Treasurer and
                                             Chief Financial Officer



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